CROWN
BANK

6600 France Avenue South , Suite 125 • Edina, Minnesota 55435

MODIFICATION/AMENDMENT
ProUroCare Medical, Inc.
Loan # 4060026
March 26, 2010
The above referenced loan originally dated January 11, 2006 in the original amount of $1,200,000.00 and which may have been amended and restated from time to time is further modified and/or amended as follows:

The maturity date has been extended to April 28, 2010

All other terms and conditions of this note remain the same. By signing below, you agree with the modifications and/or amendments outlined above.

Crown Bank	ProUroCare Medical, Inc.

/s/Kevin Howk	/s/ Richard B. Thon
Kevin Howk	Richard B. Thon
President	CFO

TELEPHONE 952-285-5800 www.crown-bank.com FAX 952-285-5900

CROWN
BANK

6600 France Avenue South , Suite 125 • Edina, Minnesota 55435

MODIFICATION/AMENDMENT
ProUroCare Medical, Inc.
Loan # 4090817
March 26, 2010
The above referenced loan originally dated June 12, 2009 in the original amount of $100,000.00 and which may have been amended and restated from time to time is further modified and/or amended as follows:

The maturity date has been extended to April 28, 2010

All other terms and conditions of this note remain the same. By signing below, you agree with the modifications and/or amendments outlined above.

Crown Bank	ProUroCare Medical, Inc.

/s/Kevin Howk	/s/ Richard B. Thon
Kevin Howk	Richard B. Thon
President	CFO

TELEPHONE 952-285-5800 www.crown-bank.com FAX 952-285-5900